SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 1, 2008

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. ("IFF" or the "Company") dated May 1, 2008 reporting IFF's financial results for the quarter ended March 31, 2008.

Non-GAAP financial measures: To supplement the Company's financial results presented in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), the Company uses, and has also included in the attached press release or as part of its web cast, certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures as disclosed by the Company may also be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes the most directly comparable GAAP financial measure.

The Company discloses, and management internally monitors, the sales performance of international operations on a basis that eliminates the positive or negative effects that result from translating foreign currency sales into U.S. dollars. Management uses this constant dollar measure because it believes that it enhances the assessment of the sales performance of its international operations and the comparability between reporting periods.

The Company uses a non-GAAP financial operating measure which excludes a restructuring charge. The Company also uses a non-GAAP financial measure which excludes the benefits of tax rulings relating to prior years. Management believes that given the unique nature of these items, including information without the impact of these items may be more representative of the Company's core operational performance and effective tax rate, as applicable, and may assist investors in evaluating the Company's period to period financial results in a manner consistent with how management evaluates such results. A material limitation of these financial measures is that such measures do not reflect actual GAAP amounts, a restructuring charge includes actual cash outlays, and tax benefits reflect an actual accounting and cash benefit realized. Management compensates for such limitations by clarifying that these measures are only one operating metric used for analysis and planning purposes and by providing the corresponding GAAP financial measure on IFF’s website at www.IFF.com in the "Investor Relations" section.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release of International Flavors & Fragrances Inc., dated May 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Dated: May 1, 2008	By:	/s/ Douglas J. Wetmore
	Name:	Douglas J. Wetmore
	Title:	Senior Vice President and Chief Financial Officer